UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

MATTHEWS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851

(Address of principal executive offices) (Zip Code)

(412) 442-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, on February 19, 2026, at the 2026 annual meeting of shareholders (the “Annual Meeting”) of Matthews International Corporation (the “Company”), the Company’s shareholders approved the adoption of the Second Amended and Restated 2019 Director Fee Plan (the “Restated Plan”) to authorize the issuance of 250,000 additional shares of the Company’s Class A Common Stock, par value $1.00 per share (the “Common Stock”), following which the aggregate number of shares of the Common Stock authorized for issuance under the Restated Plan increased to 550,000. The Restated Plan was previously adopted by the Company’s board of directors (the “Board”) subject to approval of the Company’s shareholders at the Annual Meeting. The Restated Plan is described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on January 20, 2026 (the “Proxy Statement”), under the caption “Proposal 2—Approval of the Adoption of the Second Amended and Restated 2019 Director Fee Plan,” which disclosure is incorporated herein by reference. The description of the Restated Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Restated Plan, which is attached hereto as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company held its Annual Meeting on February 19, 2026, at which the Company’s shareholders, upon the recommendation of the Board, approved three proposals to amend the Company’s current Restated Articles of Incorporation (the “Current Articles”) to be contained in an Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) to (i) declassify the Board over a three-year period such that the Board will no longer be divided into classes beginning at the 2028 Annual Meeting of Shareholders, (ii) adopt a majority of votes cast standard in uncontested elections of directors, and (iii) eliminate certain supermajority voting requirements. Each of these foregoing amendments to the Current Articles are included in the Amended and Restated Articles, which also contain certain immaterial changes to modernize, streamline, and align the provisions therein in light of the proposed amendments. The full text of the Amended and Restated Articles are attached as Appendix C-1, and the cumulative changes marked in Appendix C-2, to the Proxy Statement. As further described in Item 5.07 below, in addition to approving each of the amendments to the Current Articles at the Annual Meeting, the Company’s shareholders further approved the adoption of the Amended and Restated Articles.

The Board approved each of the amendments to the Current Articles, as well as the Amended and Restated Articles, and further approved their filing with the Pennsylvania Department of State, subject to receipt of shareholder approval at the Annual Meeting. On February 19, 2026, following the approval by the Company’s shareholders of each of Proposals 5, 6, 7, and 8 as set forth in the Proxy Statement at the Annual Meeting, the Company filed the Amended and Restated Articles accordingly. The Amended and Restated Articles became effective upon filing on February 19, 2026.

The foregoing descriptions are summaries only and are qualified in their entirety by reference to the complete text of the Amended and Restated Articles, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on February 19, 2026. A total of 31,126,081 shares of Common Stock were eligible to vote at the Annual Meeting.

There were 26,521,762 shares of Common Stock represented at the Annual Meeting by valid proxies or voted at the meeting, which was approximately 85.2% of the shares of Common Stock entitled to vote at the Annual Meeting and which constituted a quorum. Set forth below are the proposals voted upon at the Annual Meeting, which are more fully described in the Proxy Statement in connection with the Annual Meeting, and the final voting results tabulated by the Company’s tabulator, Corporate Election Services, and the results of each proposal voted upon at the Annual Meeting were determined by the Company’s independent judge of election, First Coast Results, Inc.

Proposal 1. To elect four (4) directors of the Company to serve until the 2027 Annual Meeting of Shareholders and until their successors are elected and qualified if Proposal 6 is approved or until the 2029 Annual Meeting of Shareholders and until their successors are elected and qualified if Proposal 6 is not approved. The voting results were as follows:

Company’s Nominees	Votes For	Votes Withheld	Broker Non Votes
Thomas A. Gebhardt	21,406,097	2,016,345	3,099,320
Aleta W. Richards	21,057,649	2,364,792	3,099,321
David A. Schawk	21,022,205	2,400,235	3,099,322
Francis S. Wlodarczyk	21,401,227	2,021,214	3,099,321

The four directors elected at the Annual Meeting are Thomas A. Gebhardt, Aleta W. Richards, David A. Schawk and Francis S. Wlodarczyk. As set forth below, the Company’s shareholders approved Proposal 6 at the Annual Meeting, and as such, these directors have been elected to serve until the Company’s 2027 Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal.

Proposal 2. To approve the adoption of the Restated Plan. The Company’s shareholders approved the adoption of the Restated Plan by of the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
20,941,273	2,451,956	29,207	3,099,326

Proposal 3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to audit the records of the Company for the fiscal year ending September 30, 2026. The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
26,154,491	273,453	93,818	—

Proposal 4. To provide an advisory (non-binding) vote on the executive compensation of the Company’s named executive officers. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
22,908,662	480,525	33,252	3,099,323

Proposal 5. To approve the adoption of the Amended and Restated Articles. The Company’s shareholders approved the adoption of the Amended and Restated Articles, attached as Appendix C-1 to the Proxy Statement, by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
23,202,938	184,580	34,922	3,099,322

Proposal 6. To approve the amendment of the Current Articles to declassify the Board. The Company’s shareholders approved the amendment of the Current Articles to declassify the Board by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
23,200,180	189,693	32,566	3,099,323

Proposal 7. To approve the amendment of the Current Articles to adopt a majority of votes cast standard in uncontested elections of directors. The Company’s shareholders approved the amendment of the Current Articles to adopt a majority of votes cast standard in uncontested elections of directors by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
23,167,481	243,779	11,179	3,099,323

Proposal 8. To approve the amendment of the Current Articles to eliminate certain supermajority voting requirements. The Company’s shareholders approved the amendment of the Current Articles to eliminate certain supermajority voting requirements by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
23,201,419	207,210	13,811	3,099,322

Item 7.01	Regulation FD Disclosure.

On February 19, 2026, the Company issued a press release announcing the key outcomes of the Annual Meeting, including the election of Thomas A. Gebhardt, Aleta W. Richards, David A. Schawk and Francis S. Wlodarczyk to the Board, the approval by the Company’s shareholders of the proposals to amend the Current Articles, and the appointment of J. Michael Nauman to serve as Chairman of the Board as described in the Proxy Statement. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Matthews International Corporation Amended and Restated Articles of Incorporation

10.1	Matthews International Corporation Second Amended and Restated 2019 Director Fee Plan

99.1	Press Release, dated February 19, 2026, issued by Matthews International Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Daniel E. Stopar
Daniel E. Stopar
Chief Financial Officer and Treasurer

Date: February 19, 2026

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